EXHIBIT 10.3

                              FIRST AMENDMENT TO
                               CREDIT AGREEMENT

                                    between

                        DOMAIN ENERGY FINANCE CORPORATION

                                      and

                                 COMPASS BANK

                                Effective as of
                               December 9, 1996
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                               TABLE OF CONTENTS

                                                                            PAGE

      ARTICLE I. DEFINITIONS...............................................  1
      1.01  Terms Defined Above............................................  1
      1.02  Terms Defined in Agreement.....................................  1
      1.03  References.....................................................  1
      1.04  Articles and Sections..........................................  1
      1.05  Number and Gender..............................................  2

      ARTICLE II. AMENDMENTS...............................................  2
      2.01  Amendment of Section 2.7.......................................  2
      2.02   Amendment of Section 6.12.....................................  3

      ARTICLE III. CONDITIONS..............................................  3
      3.01  Receipt of Documents...........................................  3
      3.02  Accuracy of Representations and Warranties.....................  3
      3.03  Matters Satisfactory to Lender.................................  4

      ARTICLE IV. REPRESENTATIONS AND WARRANTIES...........................  4

      ARTICLE V. RATIFICATION..............................................  4

      ARTICLE VI. MISCELLANEOUS............................................  4
      6.01  Scope of Amendment.............................................  4
      6.02  Agreement as Amended...........................................  4
      6.03  Parties in Interest............................................  4
      6.04  Rights of Third Parties........................................  4
      6.05  ENTIRE AGREEMENT...............................................  4
      6.06  GOVERNING LAW..................................................  5
      6.07  JURISDICTION AND VENUE.........................................  5

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                      FIRST AMENDMENT TO CREDIT AGREEMENT

            This FIRST AMENDMENT TO CREDIT AGREEMENT (this "FIRST
AMENDMENT") is made and entered into effective as of December 9, 1996, between TENNECO VENTURES FINANCE CORPORATION, a Delaware corporation, (the "BORROWER") and COMPASS BANK, a Texas state chartered banking institution (the "LENDER").

                             W I T N E S S E T H:

            WHEREAS, the above named parties did execute and exchange counterparts of that Credit Agreement dated June 7, 1996 (the "AGREEMENT"), to which reference is here made for all purposes;

            WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

            NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this First Amendment, the parties hereto agree as follows:

                                  ARTICLE I.
                                  DEFINITIONS

            1.01 TERMS DEFINED ABOVE. As used herein, each of the terms "AGREEMENT," "BORROWER," "FIRST AMENDMENT," and "LENDER" shall have the meaning assigned to such term hereinabove.

            1.02 TERMS DEFINED IN AGREEMENT. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

            1.03 REFERENCES. References in this First Amendment to Article or Section numbers shall be to Articles and Sections of this First Amendment, unless expressly stated herein to the contrary. References in this First Amendment to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this First Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

            1.04 ARTICLES AND SECTIONS. This First Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this First

Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

            1.05 NUMBER AND GENDER. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

                                  ARTICLE II.
                                  AMENDMENTS

            The Borrower and the Lender hereby amend the Agreement in the following particulars:

            2.01 AMENDMENT OF SECTION 2.7. Section 2.7 of the Agreement is hereby amended as follows:

            "2.7 BORROWING BASE DETERMINATIONS. (a) The Borrowing Base as of the Closing Date is acknowledged by the Borrower and the Lender to be $18,000,000."

            2.02 AMENDMENT OF SECTION 6.12. Section 6.12 of the Agreement is hereby amended as follows:

            "6.12 TANGIBLE NET WORTH. Permit Tangible Net Worth as of the close of any fiscal quarter to be less than $10,000,000, plus 100% of equity raised for all fiscal periods ending subsequent to September 30, 1996."

                                 ARTICLE III.
                                  CONDITIONS

            The obligation of the Lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

            3.01 RECEIPT OF DOCUMENTS. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

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            (a) multiple counterparts of this First Amendment and the Note, as requested by the Lender;

            (b) Mortgage, Deed of Trust, Indenture, Security Agreement, Financing Statement and Assignment of Production; and

            (c) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

            3.02 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article IV of the Agreement and this First Amendment shall be true and correct.

            3.03 MATTERS SATISFACTORY TO LENDER. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lender.

                                  ARTICLE IV.
                        REPRESENTATIONS AND WARRANTIES

            The Borrower hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

                                  ARTICLE V.
                                 RATIFICATION

            Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this First Amendment.

                                  ARTICLE VI.
                                 MISCELLANEOUS

            6.01 SCOPE OF AMENDMENT. The scope of this First Amendment is expressly limited to the matters addressed herein and this First Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this First Amendment.

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            6.02 AGREEMENT AS AMENDED. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this First Amendment.

            6.03 PARTIES IN INTEREST. All provisions of this First Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

            6.04 RIGHTS OF THIRD PARTIES. All provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

            6.05 ENTIRE AGREEMENT. THIS FIRST AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS FIRST AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

            6.06 GOVERNING LAW. THIS FIRST AMENDMENT, THE AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF TEXAS.

            6.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS FIRST AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR

                                      4
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CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE
BORROWER OR THE LENDER IN ACCORDANCE WITH THIS SECTION.

            IN WITNESS WHEREOF, this First Amendment to Credit Agreement is executed effective the date first hereinabove written.

                                          BORROWER:

                                          TENNECO VENTURES FINANCE
                                          CORPORATION

                                          By: /s/ CATHERINE L. SLIVA
                                                  Catherine L. Sliva
                                                  Vice President

                                          LENDER:

                                          COMPASS BANK

                                          By: /s/ DOROTHY MARCHAND WILSON
                                                  Dorothy Marchand Wilson
                                                  Vice President

                             SECOND AMENDMENT TO
                               CREDIT AGREEMENT

                                    between

                       DOMAIN ENERGY FINANCE CORPORATION

                                      and

                                 COMPASS BANK

                                Effective as of
                                  May 7, 1997

                               TABLE OF CONTENTS

                                                                          PAGE

      ARTICLE I. DEFINITIONS...............................................  1
      1.01  Terms Defined Above............................................  1
      1.02  Terms Defined in Agreement.....................................  1
      1.03  References.....................................................  1
      1.04  Articles and Sections..........................................  2
      1.05  Number and Gender..............................................  2

      ARTICLE II. AMENDMENTS...............................................  2
      2.01  Substitution of Name...........................................  2
      2.02  Amendment of Section 1.2.......................................  2
      2.03  Amendment of Section 2.7.......................................  2
      2.04  Amendment of Section 2.12......................................  2
      2.05  Amendment of Exhibit A.........................................  3

      ARTICLE III. CONDITIONS..............................................  3
      3.01  Receipt of Documents...........................................  3
      3.02  Accuracy of Representations and Warranties.....................  3
      3.03  Matters Satisfactory to Lender.................................  3

      ARTICLE IV. REPRESENTATIONS AND WARRANTIES...........................  3

      ARTICLE V. RATIFICATION..............................................  4

      ARTICLE VI. MISCELLANEOUS............................................  4
      6.01  Scope of Amendment.............................................  4
      6.02  Agreement as Amended...........................................  4
      6.03  Parties in Interest............................................  4
      6.04  Rights of Third Parties........................................  4
      6.05  ENTIRE AGREEMENT...............................................  4
      6.06  GOVERNING LAW..................................................  5
      6.07  JURISDICTION AND VENUE.........................................  5

                                   i

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                     SECOND AMENDMENT TO CREDIT AGREEMENT

            This SECOND AMENDMENT TO CREDIT AGREEMENT (this "SECOND AMENDMENT") is made and entered into effective as of May 7, 1997, between DOMAIN ENERGY FINANCE CORPORATION, a Delaware corporation, successor to Tenneco Ventures Finance Corporation (the "BORROWER") and COMPASS BANK, a Texas state chartered banking institution (the "LENDER").

                             W I T N E S S E T H:

            WHEREAS, the above named parties did execute and exchange counterparts of that Credit Agreement dated June 7, 1996, as amended by First Amendment to Credit Agreement dated effective as of December 9, 1996 (the "AGREEMENT"), to which reference is here made for all purposes;

            WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

            NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Second Amendment, the parties hereto agree as follows:

                                  ARTICLE I.
                                  DEFINITIONS

            1.01 TERMS DEFINED ABOVE. As used herein, each of the terms "AGREEMENT," "BORROWER," "SECOND AMENDMENT," and "LENDER" shall have the meaning assigned to such term hereinabove.

            1.02 TERMS DEFINED IN AGREEMENT. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

            1.03 REFERENCES. References in this Second Amendment to Article or Section numbers shall be to Articles and Sections of this Second Amendment, unless expressly stated herein to the contrary. References in this Second Amendment to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this Second Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

            1.04 ARTICLES AND SECTIONS. This Second Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Second Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

            1.05 NUMBER AND GENDER. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

                                  ARTICLE II.
                                  AMENDMENTS

            The Borrower and the Lender hereby amend the Agreement in the following particulars:

            2.01 SUBSTITUTION OF NAME. Domain Energy Finance Corporation shall be substituted for Tenneco Ventures Finance Corporation.

            2.02 AMENDMENT OF SECTION 1.2. Section 1.2 of the Agreement is hereby amended as follows:

            The following definition is amended to read as follows:

            "FINAL MATURITY" shall mean June 1, 1999.

            2.03 AMENDMENT OF SECTION 2.7. Section 2.7 of the Agreement is hereby amended as follows:

            "2.7 BORROWING BASE DETERMINATIONS. (a) The Borrowing Base as of the Closing Date is acknowledged by the Borrower and the Lender to be $23,000,000."

            2.04 AMENDMENT OF SECTION 2.12. Section 2.12 of the Agreement is hereby amended as follows:

            "2.10 FACILITY FEE. In addition to the interest on the Note and the other fees payable hereunder and to compensate the Lender for the

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            costs of the extension of credit hereunder, the Borrower shall pay to the Lender on the date this Second Amendment is executed, in immediately available funds, a facility fee in the amount of $12,500."

            2.05 AMENDMENT OF EXHIBIT I. Exhibit I, i.e. the Note, is as set forth on Exhibit I to this Second Amendment.

                                 ARTICLE III.
                                  CONDITIONS

            The obligation of the Lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

            3.01 RECEIPT OF DOCUMENTS. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

            (a) multiple counterparts of this Second Amendment and the Note, as requested by the Lender;

            (b) Ratification and Amendment to Mortgage, Deed of Trust, Indenture, Security Agreement, Financing Statement and Assignment of Production; and

            (c) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

            3.02 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article IV of the Agreement and this Second Amendment shall be true and correct.

            3.03 MATTERS SATISFACTORY TO LENDER. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lender.

                                  ARTICLE IV.
                        REPRESENTATIONS AND WARRANTIES

            The Borrower hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

                                  ARTICLE V.
                                 RATIFICATION

            Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Second Amendment.

                                  ARTICLE VI.
                                 MISCELLANEOUS

            6.01 SCOPE OF AMENDMENT. The scope of this Second Amendment is expressly limited to the matters addressed herein and this Second Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Second Amendment.

            6.02 AGREEMENT AS AMENDED. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Second Amendment.

            6.03 PARTIES IN INTEREST. All provisions of this Second Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

            6.04 RIGHTS OF THIRD PARTIES. All provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

            6.05 ENTIRE AGREEMENT. THIS SECOND AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS SECOND AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

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CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO
UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

            6.06 GOVERNING LAW. THIS SECOND AMENDMENT, THE AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF TEXAS.

            6.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS SECOND AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDER IN ACCORDANCE WITH THIS SECTION.

            IN WITNESS WHEREOF, this Second Amendment to Credit Agreement is executed effective the date first hereinabove written.

                                          BORROWER:

                                          DOMAIN ENERGY FINANCE
                                          CORPORATION

                                          By: /s/ CATHERINE L. SLIVA
                                                  Catherine L. Sliva
                                                  Executive Vice President

                                          LENDER:

                                          COMPASS BANK

                                          By: /s/ DOROTHY MARCHAND WILSON
                                                  Dorothy Marchand Wilson
                                                  Senior Vice President

                                   EXHIBIT I

                                [FORM OF NOTE]

                                PROMISSORY NOTE

$100,000,000                    Houston, Texas                     May 7, 1997

            FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of COMPASS BANK ("Payee"), at its banking quarters in Houston, Harris County, Texas, the sum of ONE HUNDRED MILLION DOLLARS ($100,000,000), or so much thereof as may be advanced against this Note pursuant to the Credit Agreement dated of June 7, 1996, as amended by and between Maker and Payee (as amended, restated, or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement.

            Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

            This Note is issued pursuant to, is the "Note" under, and is payable as provided in the Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any payment on this Note provided for in the Credit Agreement.

            Without being limited thereto or thereby, this Note is secured by the Security Instruments.

            THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT VERNON'S TEXAS CIVIL STATUTES, ARTICLE 5069, CHAPTER 15 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                                        DOMAIN ENERGY FINANCE
                                        CORPORATION

                                       By:
                                            Catherine L. Sliva
                                            Executive Vice President

                                       I-i